Investor
Contacts:

Chris Oddleifson
President and
Chief Executive Officer
(781) 982-6660

Denis K. Sheahan
Chief Financial Officer
(781) 982-6341

Media
Contact:

Ralph Valente
Senior Vice President and
Director of Marketing
(781) 982-6636

Independent Bank Corp. Shareholders Vote to Approve Acquisition Of
Benjamin Franklin Bancorp, Inc.

Rockland, Massachusetts (February 13, 2009) – Independent Bank Corp. (NASDAQ: INDB) today announced that at a special meeting its shareholders voted to approve the Second Amended and Restated Agreement and Plan of Merger, dated as of January 12, 2009, by and among Independent Bank Corp., Independent Acquisition Subsidiary, Inc., Rockland Trust Company, Benjamin Franklin Bancorp Inc. (NASDAQ: BFBC) and Benjamin Franklin Bank, pursuant to which Independent Bank Corp. will acquire Benjamin Franklin Bancorp and its subsidiaries, including Benjamin Franklin Bank. Over 80% of the total shares of common stock outstanding voted to approve the Second Amended Merger Agreement.

The merger is expected to close following the receipt of all required regulatory approvals and satisfaction of other standard closing conditions.

About Independent Bank Corp.

Independent Bank Corp.’s sole bank subsidiary Rockland Trust Company currently has approximately $3.6 billion in assets. Rockland Trust offers commercial banking, retail banking, and investment management services from: 61 retail branches, 10 commercial lending centers, and 5 mortgage origination offices located throughout southeastern Massachusetts and on Cape Cod; and, from 4 investment management offices located throughout southeastern Massachusetts, on Cape Cod, and in Rhode Island. To find out more about the products and services available at Rockland Trust, please visit https://www.rocklandtrust.com.

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent Bank Corp. (“Independent”) with the SEC, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Independent and Benjamin Franklin Bancorp (“Bancorp”), including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Independent or Bancorp or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Independent and Bancorp will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on Independent and Bancorp and their customers and Independent’s and Bancorp’s assessment of that impact; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) Independent’s common shares outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or Independent and Bancorp and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) Independent’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support Independent’s future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with Independent’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Independent or Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Independent and Bancorp undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent has filed with the SEC a Registration Statement on Form S-4 (Filing No. 333-155970), as amended, that includes a Proxy Statement of each of Bancorp and Independent and a Prospectus of Independent (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Bancorp at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.rocklandtrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that are be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 878-6100.

Independent and Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent and Bancorp in connection with the Merger and the transactions contemplated thereby. Information about the directors and executive officers of Independent is set forth in the proxy statement for Independent’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2008. Information about the directors and executive officers of Bancorp is set forth on the proxy statement for Bancorp’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 9, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.